Western Union Third Quarter 2011 Earnings Webcast & Conference Call October 25, 2011 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations

Safe Harbor

This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,”
“anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union
Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the “Risk Factors” section and throughout the Annual Report on Form 10-K for the year ended December 31, 2010.
The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:  changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering, terrorist financing and anti-competitive behavior, and/or changing regulatory or enforcement interpretations of those laws; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer
Protection Act and the rules promulgated there-under; changes in United States or foreign laws, rules and regulations including the Internal Revenue
Code and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; our ability to resolve tax matters with the Internal Revenue
Service and other tax authorities consistent with our reserves; failure to comply with the settlement agreement with the State of Arizona; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide;
deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to change our business mix; catastrophic events; and management's ability to identify and manage these and other risks.

Hikmet Ersek President & Chief Executive Officer

Q3 Highlights
Total revenue increased 6% or 5% constant currency
Solid trends continue in C2C
6% reported revenue growth and 4% constant currency
Consumer Bill Payments revenue grew 2%
Business Solutions revenue grew 30%
485,000 agent locations

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Affirming 2011 Revenue Outlook and Moving EPS to
High End of Previous Range

Electronic Channels & Prepaid Q3 Highlights
Account-based money transfer
Approximately 40% transaction growth
Agreements in place with over 70 banks globally
Westernunion.com
Transactions increased by 30%
Approximately 45% transaction growth in international markets
Mobile
19 agreements in place
Over 100,000 locations enabled for cash-to-mobile in 61 countries
Prepaid
Over 1.2 million prepaid cards in force
Approximately $120 million principal loaded through 500,000 loads

Electronic Channels Revenue Growth 40%

Go-To-Market Organization
Global Consumer Financial Services
C2C and Consumer Bill Pay
Western Union Business Solutions
B2B
Western Union Ventures
New products and services
WU.com, Prepaid/Stored Value, Mobile

Scott Scheirman Executive Vice President & Chief Financial Officer

Revenue

($ in millions)
$1,330 $1,411
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Consolidated revenue up
6%, or up 5% constant
currency adjusted
Transaction fees increased
5%
Foreign exchange revenue
increased 12%
C2C cross-border principal
increased 8%
Strong Western Union
Business Solutions growth
$1,036
$1,083
$263
$294
$31
$34
Q3 2010 Q3 2011
Transaction Fee Foreign Exchange Other

+5%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
C2C Revenue growth of 6%, or
4% constant currency
Total Q3 Western Union cross-
border principal of $19 billion
Increased 8% on a reported basis
Increased 5% constant currency
Principal per transaction
Increased 3% on a reported basis
Flat on a constant currency basis
Consumer-to-Consumer
55
58
Q3 2010 Q3 2011

Consumer-to-Consumer

Revenue Transactions
Q3 2011
5% 3%
Europe, Middle East, Africa, S. Asia
44% of Western Union revenue
Reported revenue growth moderated from Q2 due to currency and slowing in Southern Europe and Russia
U.K., France, Germany, and Gulf States remained consistent with Q2 growth
India grew revenue 13% and transactions 11%

Revenue
Transactions
Americas 6% 6%
31% of Western Union revenue
Domestic money transfer grew revenue 9% and transactions 14%
Mexico grew revenue 5% while transactions increased 2%
U.S. outbound revenue growth was consistent with Q2
Q3 2011
Consumer-to-Consumer

Revenue Transactions
Asia Pacific
11% 7%
9% of Western Union revenue
China grew revenue 5% and transactions 4%
Australia and the Philippines delivered good growth, though not as strong as Q2
Q3 2011
Consumer-to-Consumer

+5%
+4%
+6%
Transaction Growth
Price Reductions
Other Mix
Constant Currency Revenue Growth
Currency Impact
Reported Revenue Growth

C2C Transaction and Revenue Growth 14 Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Q3 2011

Global Business Payments

Revenue Transactions
Global Business Payments 7% 4%
14% of Western Union revenue
Consumer Bill Payments revenue increased 2%
Business Solutions revenue growth of 30%
Q3 2011

Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures
GAAP
Excluding
Restructuring
Operating margin excluding
restructuring expense declined
80 basis points
• Currency translation net of
hedges negatively impacted
margins
• Higher marketing spending
• Deal costs related to Travelex
Global Business Payments of
$5 million in 3Q11
• Benefits from other operating
efficiencies, including
restructuring savings, and
revenue leverage
On a constant currency basis,
operating margins increased
26.4%
25.7%
27.5%
26.7%

C2C Operating Margin
C2C 84% of total company revenue
Operating margin down 90 basis points
from prior year
•
Negative impact of currency net of
hedges and higher marketing offset
other efficiencies, including
restructuring savings, and revenue
leverage
29.9%
29.0%
Q3 2011
Q3 2010

Global Business Payments
Operating Margin
GBP 14% of total company
revenue
Operating margin improved
Revenue leverage
Restructuring savings
Lower integration and investment
spending in WUBS
15.1%
17.7%
Q3 2010 Q3 2011

Financial Strength
YTD 2011
Cash Flow from Operations $883 million
Capital Expenditures $124 million
Stock Repurchases $800 million
Dividends Declared $145 million
Cash Balance, Sept. 30, 2011 $2.7 billion
Debt Outstanding, Sept. 30, 2011 $4.0 billion

2011 Outlook

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Constant currency revenue growth in the range of 4% to 5%
GAAP revenue growth 1% higher than constant currency
GAAP EPS of $1.50 to $1.53 (previously $1.48 to $1.53)
EPS excluding restructuring charges of $1.55 to $1.58
(previously $1.53 to $1.58 )
Restructuring program completed and total expenses of $47 million recorded for the year
Affirming 2011 Revenue Outlook and Moving EPS to
High End of Previous Range

2011 Outlook

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
GAAP operating margin range of 25% to 25.5% (including Travelex deal costs)
Operating margin range of 26% to 26.5%, excluding restructuring charges
Operating margin on a constant currency basis range of 26.5% to 27%, excluding restructuring charges (including Travelex deal costs), compared to 26.2% in 2010, excluding restructuring charges
GAAP cash flows from operating activities to be at the lower end of the range of $1.2 billion to $1.3 billion
Affirming 2011 Revenue Outlook and Moving EPS to
High End of Previous Range

Questions & Answers

Appendix Third Quarter 2011 Earnings Webcast & Conference Call October 25, 2011 23

Non-GAAP Measures

Western Union's management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP measurements include revenue change constant currency adjusted, operating income margin and earnings per share excluding restructuring expenses, effective tax rate restructuring adjusted, consumer-to-consumer segment revenue change constant currency adjusted, consumer-to-consumer segment principal per transaction change constant currency adjusted, consumer-to-consumer cross-border principal change constant currency adjusted, consumer-to-consumer international revenue change constant currency adjusted, consumer-to-consumer international principal per transaction change constant currency adjusted, 2011 revenue outlook constant currency adjusted, 2011 operating income margin outlook restructuring and constant currency adjusted, and 2011 earnings per share outlook excluding restructuring expenses.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included below.

Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars)
Diluted EPS, restructuring adjusted ($ - dollars)
Impact from restructuring and related expenses, net of income tax benefit (b) ($ - dollars)
Reconciliation of Non-GAAP Measures

3Q10 4Q10 FY2010 1Q11 2Q11 3Q11 YTD 3Q11
Consolidated Metrics
Revenues, as reported (GAAP) 1,329.6 $      1,357.0 $      5,192.7 $      1,283.0 $      1,366.3 $      1,410.8 $      4,060.1 $
Foreign currency translation impact (a) 22.2 18.5 36.8 2.3 (32.5) (18.2) (48.4)
Revenues, constant currency adjusted 1,351.8 $      1,375.5 $      5,229.5 $      1,285.3 $      1,333.8 $      1,392.6 $      4,011.7 $
Prior year revenues, as reported (GAAP) 1,314.1 $      1,314.0 $      5,083.6 $      1,232.7 $      1,273.4 $      1,329.6 $      3,835.7 $
Revenue change, as reported (GAAP) 1% 3% 2% 4% 7% 6% 6%
Revenue change, constant currency adjusted 3% 5% 3% 4% 5% 5% 5%
Operating income, as reported (GAAP) 351.2 $        322.1 $        1,300.1 $      312.9 $        350.7 $        363.0 $        1,026.6 $
Reversal of restructuring and related expenses (b) 14.0 11.0 59.5 24.0 8.9 13.9 46.8
Operating income, excluding restructuring 365.2 $        333.1 $        1,359.6 $      336.9 $        359.6 $        376.9 $        1,073.4 $
Operating income margin, as reported (GAAP) 26.4% 23.7% 25.0% 24.4% 25.7% 25.7% 25.3%
Operating income margin, excluding restructuring 27.5% 24.5% 26.2% 26.3% 26.3% 26.7% 26.4%
Net income, as reported (GAAP) 238.4 $        242.6 $        909.9 $        210.2 $        263.2 $        239.7 $        713.1 $
Reversal of restructuring and related expenses, net of income tax benefit (b) 9.5 7.4 39.3 16.4 5.9 9.7 32.0
Net income, restructuring adjusted, net of income tax 247.9 $        250.0 $        949.2 $        226.6 $        269.1 $        249.4 $        745.1 $
0.36 $          0.37 $          1.36 $          0.32 $          0.41 $          0.38 $          1.12 $
0.01 0.01 0.06 0.03 0.01 0.02 0.05
0.37 $          0.38 $          1.42 $          0.35 $          0.42 $          0.40 $          1.17 $
Diluted weighted-average shares outstanding 661.3 658.4 668.9 652.1 635.8 627.1 638.3
Effective tax rate, as reported (GAAP) 22.7% 15.9% 20.5% 23.5% 21.1% 23.6% 22.7%
Impact from restructuring expenses, net of income tax benefit (b) 0.5% 0.6% 0.7% 0.6% 0.3% 0.3% 0.4%
Effective tax rate, restructuring adjusted 23.2% 16.5% 21.2% 24.1% 21.4% 23.9% 23.1%

Reconciliation of Non-GAAP Measures

3Q10 4Q10 FY2010 1Q11 2Q11 3Q11 YTD 3Q11
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) 1,128.3 $      1,151.8 $      4,383.4 $      1,078.1 $      1,155.1 $      1,193.3 $      3,426.5 $
Foreign currency translation impact (a) 21.2 18.0 32.3 2.2 (31.4) (17.9) (47.1)
Revenues, constant currency adjusted 1,149.5 $      1,169.8 $      4,415.7 $      1,080.3 $      1,123.7 $      1,175.4 $      3,379.4 $
Prior year revenues, as reported (GAAP) 1,117.8 $      1,113.7 $      4,300.7 $      1,030.2 $      1,073.1 $      1,128.3 $      3,231.6 $
Revenue change, as reported (GAAP) 1% 3% 2% 5% 8% 6% 6%
Revenue change, constant currency adjusted 3% 5% 3% 5% 5% 4% 5%
Principal per transaction, as reported ($ - dollars) 355 $           356 $           355 $           360 $           365 $           366 $           364 $
Foreign currency translation impact (a) ($ - dollars) 7 5 1 (1) (14) (11) (9)
Principal per transaction, constant currency adjusted ($ - dollars) 362 $           361 $           356 $           359 $           351 $           355 $           355 $
Prior year principal per transaction, as reported ($ - dollars) 371 $           365 $           363 $           357 $           351 $           355 $           354 $
Principal per transaction change, as reported (4)% (3)% (2)% 1% 4% 3% 3%
Principal per transaction change, constant currency adjusted (3)% (1)% (2)% 1% 0% 0% 0%
Cross-border principal, as reported ($ - billions) 17.6 $          18.1 $          68.6 $          17.1 $          18.6 $          19.0 $          54.7 $
Foreign currency translation impact (a) ($ - billions) 0.4 0.3 0.3 - (0.8) (0.6) (1.4)
Cross-border principal, constant currency adjusted ($ - billions) 18.0 $          18.4 $          68.9 $          17.1 $          17.8 $          18.4 $          53.3 $
Prior year cross-border principal, as reported ($ - billions) 17.0 $          17.1 $          65.0 $          16.1 $          16.8 $          17.6 $          50.5 $
Cross-border principal change, as reported 4% 6% 6% 7% 10% 8% 8%
Cross-border principal change, constant currency adjusted 6% 7% 6% 6% 6% 5% 6%
International revenues, as reported (GAAP) 944.0 $        972.4 $        3,669.2 $      901.7 $        962.9 $        995.7 $        2,860.3 $
Foreign currency translation impact (a) 21.7 18.4 35.0 2.6 (30.7) (17.4) (45.5)
International revenues, constant currency adjusted 965.7 $        990.8 $        3,704.2 $      904.3 $        932.2 $        978.3 $        2,814.8 $
Prior year international revenues, as reported (GAAP) 926.5 $        943.4 $        3,559.7 $      862.0 $        890.8 $        944.0 $        2,696.8 $
International revenue change, as reported (GAAP) 2% 3% 3% 5% 8% 5% 6%
International revenue change, constant currency adjusted 4% 5% 4% 5% 5% 4% 4%
International principal per transaction, as reported ($ - dollars) 384 $           386 $           382 $           390 $           399 $           401 $           397 $
Foreign currency translation impact (a) ($ - dollars) 8 7 2 (2) (18) (13) (11)
International principal per transaction, constant currency adjusted ($ - dollars) 392 $           393 $           384 $           388 $           381 $           388 $           386 $
Prior year international principal per transaction, as reported ($ - dollars) 395 $           390 $           386 $           381 $           376 $           384 $           380 $
International principal per transaction change, as reported (3)% (1)% (1)% 2% 6% 4% 4%
International principal per transaction change, constant currency adjusted (1)% 1% (1)% 2% 1% 1% 1%

Reconciliation of Non-GAAP Measures

2011 Revenue Outlook
Revenue change (GAAP) 5% 6%
Foreign currency translation impact (c) (1)% (1)%
Revenue change, constant currency adjusted 4% 5%
2011 Operating Income Margin Outlook
Operating income margin (GAAP) 25.0% 25.5%
Impact from restructuring and related expenses (b) 1.0% 1.0%
Operating income margin, restructuring adjusted 26.0% 26.5%
Foreign currency translation impact (c) 0.5% 0.5%
Operating income margin, restructuring and constant currency adjusted 26.5% 27.0%
2011 EPS Outlook
EPS guidance (GAAP) ($ - dollars) 1.50 $          1.53 $
Impact from restructuring and related expenses, net of income tax benefit (b) ($ - dollars) 0.05 0.05
EPS guidance, restructuring adjusted ($ - dollars) 1.55 $          1.58 $
Range
Range
Range

Footnote explanations

(a)
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
(b) Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other related benefits; facility closure and migration of the Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation and amortization. Restructuring and related expenses were not allocated to the segments.
(c) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.